SCHEDULE DEF-14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12
CINCINNATI FINANCIAL CORPORATION

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 3, 2008.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:
2007 Annual Report / 2008 Shareholder Meeting Notice and Proxy Statement
To view this material and vote your proxy, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below on or before April 15, 2008.
To request material:       Internet: www.proxyvote.com      Telephone: 1-800-579-1639       **E-mail: sendmaterial@proxyvote.com
**If requesting material by e-mail, please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

CINCINNATI FINANCIAL CORPORATION
CINCINNATI FINANCIAL CORPORATION P.O. BOX 145496 CINCINNATI, OH 45250-5496	Vote In Person
At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. EDT, May 2, 2008. Have your notice in hand when you access the Web site and follow the instructions.

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Meeting Notice and Location

You are cordially invited to attend the Annual Meeting of Shareholders to be held on Saturday, May 3, 2008, at 9.30 AM EDT at:
      The Cincinnati Art Museum
      953 Eden Park Drive
      Cincinnati, OH 45202
Shareholders of record as of March 5, 2008, will be eligible to vote at the meeting.
Cincinnati Art Museum
From 1-71 North or South, take Exit 2 and follow the signs to Eden Park and the Art Museum. All events will take place on the lower level near the auditorium entrance. Please do not enter through the main entrance.

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Voting items
The Board of Directors recommends a vote FOR Mr. Larry R. Webb for a term of two years and the other listed nominees for terms of three years.

1.	Election of Directors
Nominees:
01) Larry R. Webb
02) Kenneth C. Lichtendahi
03) W. Rodney McMullen
04) Thomas R. Schiff
05) John F. Steele, Jr.

The Board of Directors recommends a vote FOR the following proposals.

2.	Ratifying the selection of Deloitte & Touche LLP as the company’s independent registered public accounting firm for 2008.

3.	Amending the company’s Code of Regulations to provide express authority for uncertificated shares.

The designated proxies will also have the discretion to vote on such other matters as may properly come before the meeting.

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